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EXHIBIT 99.3


                         PROFESSIONAL SERVICES AGREEMENT

THIS Agreement ("Agreement") is made this 18TH DAY OF JANUARY, 2006, (the "Effective Date"), by and between Resources Connection, LLC, a Delaware limited liability company doing business as Resources Global Professionals with its principal place of business at 695 Town Center Drive, Suite 600, Costa Mesa, California 92626, and all entities wholly-owned by Resources Connection, LLC, or its parent, Resources Connection, Inc. (collectively "Resources"), and Microlslet, Inc., with its principal place of business at 6370 Nancy Ridge Dr. Suite 112, San Diego CA 92121("Client"), for professional services ("Services") to be provided by Resources as more fully set forth in the annexed Statement(s) of Services.

Any Services requested subsequent to the Effective Date of this Agreement or individual amendments to the provisions herein, will be set forth in additional Statements of Services, which shall be agreed to and acknowledged, in writing, by both parties.

1.       INDEPENDENT CONTRACTOR STATUS

Resources is an independent contractor of Client, and the professionals provided hereunder by Resources to Client are Resources' employees. In certain circumstances, such professionals are independent contractors who have contracted with Resources. Resources will notify Client affumatively in the applicable Statement of Services if such professional is an independent contractor.

2.       PERFORMANCE OF SERVICES

Resources will provide Client with professionals to perform Services on a project or engagement basis. Client is responsible for the scope and nature of the Services and the overall management and direction of the professionals' performance working pursuant to this Agreement. As such, Client agrees to provide, at its own cost and expense, reasonable working space and materials, which may be necessary in connection with the performance by Resources of the Services required pursuant to this Agreement. In addition, each Statement of Services will summarize the scope of the engagement and any special services provisions. The working papers prepared by Resources in connection with the performance of Services will be the property of Client. Resources' professionals shall not have the authority to act as an officer or director of Client or to represent or obligate Client in any manner.

3.       SERVICES AGREEMENT

This is a services agreement. Resources warrants that it will perform Services hereunder in good faith. Since Client shall direct and manage the Services provided hereunder, Resources makes no additional warranties, whether express, implied, statutory or otherwise, including, without limitation, warranties of merchantability, fitness for a particular purpose, quality, suitability or otherwise with respect to any Services performed by its professionals in connection with this Agreement, except as set forth in Section 4 below.


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4.       REPRESENTATIONS AND WARRANTIES

Resources further represents and warrants as follows:
(a) Resources shall recruit, interview, qualify, select and hire the professionals who shall provide the Services hereunder. As the employer, Resources will: (i) supply only individuals legally authorized to work in the United States and complete and maintain 1-9 forms in compliance with the Immigration Reform and Control Act of 1986; (ii) conduct background checks to ensure its professionals have no felony convictions during the past seven years by county of residence; (iii) maintain all necessary personnel and payroll records for its professionals; (iv) calculate its employees wages and withhold applicable taxes, Social Security and other government-mandated charges; and (v) remit such employment-related taxes and charges to the appropriate governmental entity.

(b) The Services will be performed using professionals qualified and suitable to perform the Services requested. Resources' professionals have the capability, experience, and means necessary to perform the Services contemplated by this Agreement. If such Services are not performed satisfactorily, Client shall notify Resources within ten (10) days of the particular Services being performed to negotiate an appropriate credit, if any, of the fees incurred.

(c) Resources shall have sole responsibility to counsel, discipline, review, evaluate, set the pay rates of, and terminate its professionals assigned to provide Services to Client.

(d) Resources will perform the Services in a diligent and workmanlike manner in accordance with accepted professional practices.

(e) Resources shall comply with all applicable federal, state, and local laws, rules, regulations, codes, ordinances and orders, including but not limited to all laws and regulations applicable to Resources' professionals. Resources has in effect and will maintain in effect all permits, licenses, and other authorizations necessary for the performance of the Services.

(f) Resources and its professionals will observe Client's rules as the same are made known to Resources, including without limitation, those rules involving health, safety, the environment, and security, when working at or around any of Client's facilities.

(g) Resources, at the request of Client for any reason that is not unlawful, will remove any of its professionals assigned to perform Services for Client. This in no way affects the right of Resources, in its sole discretion as employer, to hire, assign, reassign and/or terminate the employment of its own professionals.


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5.       MUTUAL INDEMNIFICATION AND LIMITATION OF LIABILITY

Neither Resources nor Client shall be liable for consequential, special, indirect, incidental, punitive, or exemplary loss, damage, cost or expense (including, without limitation, lost profits and opportunity costs). The maximum total liability of each party, its personnel and agent and its parent and any affiliate or subsidiary, to the other for any actions, losses, damages, claims, liabilities, costs or expenses in any way arising out of or relating to this Agreement, shall not exceed the fees paid by Client to Resources hereunder for the portion of Resources' Services or work product giving rise to such liability. Each party agrees to indemnify and hold harmless the other and its personnel, agents, officers and directors and its parent and any affiliate or subsidiary and any employee or affiliate of the other from and against any and all actions, losses, damages, claims, liabilities, costs or expenses (including, without limitation, reasonable legal fees) in any way arising out of or relating to this Agreement brought by a third party, except to the extent finally determined to have resulted from the intentional misconduct or gross negligence of the party seeking indemnification. The provisions of this paragraph shall apply regardless of the form of action, loss, damage, claim, liability, cost, or expense, whether in agreement, statute, tort (including, without limitation, negligence), or otherwise. The provisions of this paragraph shall survive the completion or termination of this Agreement.

6.       CONFIDENTIALITY

Resources and its personnel will preserve the confidential nature of information received from Client in accordance with Client's established policies and practices, copies of which will be provided to Resources and acknowledged by each professional performing Services for Client (or, if no such policies are provided by Client, with Resources' written policies, a copy of which will be provided to Client upon request).

The obligations of Confidential Information shall not apply to information which
(i) is or becomes publicly available by means other than a breach hereof (including, without limitation, any information filed with any governmental agency and available to the public); (ii) is known to, or rightfully in the possession of, the recipient at the time of disclosure without breach or violation of any confidentiality agreement; (iii) thereafter becomes known to or comes into the possession of the recipient from a third party that the recipient reasonably believes is not under any obligation of confidentiality to the disclosing party and is lawfully in the possession of such information; (iv) is developed by the recipient independently of any disclosures previously made by the disclosing party to the recipient; or (v) is required to be disclosed by order, or the process, of a court of competent jurisdiction, administrative agency or governmental body, or by subpoena, summons or other legal process, or by law, rule or regulation, or by applicable or professional standards, provided that prior to such disclosure by the recipient the disclosing party is given reasonable advance notice of such order or legal process and an opportunity to object to such disclosure.


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7.       PAYMENT FOR SERVICES

Fees for the Services provided under this Agreement are based on the billing rates set forth in the applicable Statement of Services. Client will reimburse Resources for actual expenses incurred by Resources' professionals in connection with the performance of Services. Fees and applicable expenses will be billed weekly, payable upon receipt of Resources' invoices. If the Statement of Services provides for Client to pay a retainer prior to the commencement of Services, fees will not be billed against the retainer. Resources reserves the right to collect interest or other penalty from Client for promptly submitted invoices upon which payment is not received within thirty (30) days of Client's receipt of such invoice. Specifically, Resources shall be entitled to a late charge of the lesser of (i) 1 1/2 % per month or (ii) the highest rate allowable by law, in each case compounded monthly to the extent allowable by law. Resources further reserves the right to withdraw all professionals provided to Client and to cease performing Services hereunder if any invoice is not promptly paid when due.

If the Services requested are to be performed and/or invoiced outside the United States, the parties shall execute an applicable Statement of Services that will set forth alternative billing, payment and applicable tax provisions.

8.       TAXES ON THE PURCHASE OF SERVICES

If the Services performed pursuant to this Agreement are taxed by the State in which they are performed (as designated on the applicable Statement of Services), Client agrees it shall be responsible for all such taxes arising under this Agreement, including, without limitation, state and local privilege, excise, sales and use taxes paid or payable by Resources, except any tax based on Resources' net income or property. The tax obligation shall flow to Client, however designated, and be in addition to any charges payable hereunder.

9.       ASSIGNMENT AND DELEGATION

Neither party shall assign or delegate this Agreement or any rights, duties or obligations hereunder without the express written consent of the other. Subject to the foregoing, this Agreement shall inure to the benefit of and be binding upon the successors, legal representatives and assignees of the parties hereto.


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10.      INSURANCE

The Services provided by Resources are covered under the following polices, and in the amounts listed below:

                                Limit Limit terms

Policy Type
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Workers' Compensation or similar law    $ ,000,000     Each Accident
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Commercial General Liability            $1,000,000     Per occurrence/$2,000,000
                                                       aggregate
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Business Auto (non-owned, hired auto)   $1,000,000     Combined single limit
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All Risk Property                         3,022,500    Blanket limit per loss
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Professional Liability                  $10,000,000    Aggregate
(professional services/internal
consulting)
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Umbrella Liability                      $20,000,000    Per occurrence/ aggregate
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Employee Dishonesty                     $3,000,000     Per occurrence/aggregate
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A Certificate of Insurance, naming the Client as an additional insured, will be provided upon request.

11.      RECORD RETENTION, AUDITS AND INSPECTIONS

Resources shall make all Client-related financial records in Resources' possession or under Resources' control available for Client's examination upon at least five (5) business days prior written notice, during Resources' regular business hours during the term of this Agreement and for a period of three (3) years after the termination of such.

12.      NON-SOLICITATION

Client, for itself and on behalf of its parent, subsidiaries and affiliates, agrees that it will not hire or contract for services with, either directly or through a third party, any professionals provided hereunder prior to the later of a period of one year from the Effective Date, and (ii) six months after the completion of such professional's engagement, without first notifying Resources. In the event that Client does hire or contract with, either directly or through a third party, any such professional in any capacity within tile period referenced above, Client agrees to pay Resources a penalty, liquidated damages fee equal to 25% of such person's annualized salary or contracted fee. The parties agree, however, nothing contained herein will prevent either party from hiring any person who is employed by the other who responds to a general public hiring program conducted in the ordinary course of business or who approaches the hiring party on a wholly unsolicited basis.


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13.      NON-EXCLUSIVE RIGHTS

Nothing in this Agreement shall preclude or limit either party from independently acquiring or developing competitive products or services for itself or its clients or customers, or from providing competitive products or services to its clients or customers, so long as such party does not breach the obligations it has assumed under this Agreement, including the confidentiality obligations, or otherwise violate the rights of the other party.

14.      TERMINATION OF THE AGREEMENT

This Agreement may be terminated by either party upon thirty (30) days` prior written notice to the other party; provided, however, the Confidentiality, Non-Solicitation, Records Retention, Audit and Inspection, Mutual
Indemnification and Limitation on Liability and Taxes on the Purchase of Services provisions shall survive indefinitely the termination of this Agreement.

15.      ACCEPTANCE

By accepting the Services of Resources' professionals hereunder, Client is deemed to have consented to the material terms set forth herein.

16. MODIFICATIONS The terms of this Agreement may be modified only by a writing signed by both parties.

17.      NOTICE

Any notice required to be given by this Agreement shall be delivered personally or sent by telecopy, overnight courier or first class mail, postage prepaid, to the following address:

     To Resources:
        Resources Global Professionals 695 Town Center
        Drive, Suite 600 Costa Mesa, CA 92626
        Attn: Legal Department
        Fax: 714-428-6010

    To Client:

        Microlslet, Inc.
        6370 Nancy Ridge Road, Suite 112
        San Diego, CA 92121


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18.      WAIVER

No waiver of or failure to enforce any term of this Agreement or Statement of Services shall affect or limit a party's right thereafter to enforce and compel strict compliance with every term thereof

19.      HEADINGS

The headings in this Agreement are for the purposes of convenience and ready reference only and shall not be deemed to expand or limit the particular sections to which they pertain.

20.      SEVERABILITY

In the event any part of this Agreement shall be judged invalid or unenforceable, such invalidity or unenforceability shall not affect the remaining provisions of this Agreement.

21.      ENTIRE AGREEMENT

 This Agreement and the Statement(s) of Services attached hereto represent the entire understanding between the parties. In the event of any conflict between the terms of this Agreement and any Statement of Services, the terms of the governing Statement of Services shall control.

22.      GOVERNING LAW

The validity, construction, enforcement, and interpretation of this Agreement shall be governed by the substantive laws of the State of California.


         IN WITNESS WHEREOF, the parties hereto do hereby execute this Agreement as of the Effective Date.


RESOURCES GLOBAL PROFESSIONALS                CLIENT

By:___________________________                By:_______________________________

Title: Manain Director                        Title:____________________________

Date:_________________________                Date:_____________________________


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                                    STANDARD
                         RESOURCES GLOBAL PROFESSIONALS
                         STATEMENT OF SERVICES NUMBER 1

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  RESOURCES ENTITY                        Resources Global Professionals
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  CLIENT COMPANY NAME                              Microlslet, inc.
  AND ADDRESS                                   6370 Nancy Ridge Road
  (FOR BILLING PURPOSES)                             Suite 112
                                                  San Diego, CA 92121
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  DATE OF ORIGINAL AGREEMENT                      January 18, 2006
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  CLIENT CONTACT                                Mr. Steven Frankel
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  BILLING CONTACT                               Mr. Steven Frankel
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  DESCRIPTION OF ENGAGEMENT                         Interim CFO
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  SCOPE OF SERVICES                 Resources' Services will not constitute an
                                    engagement to provide audit or attestation services as described in the pronouncements on professional standards issued by the AICPA and, accordingly, Resources will not provide any assurance concerning the reliability of any assertion that is the responsibility of another party.

                                    The Services provided hereunder will not result in the issuance of any written or oral communications by Resources to Client to any third party expressing a conclusion or any form of assurance with respect to financial data or internal controls.

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  ENGAGEMENT LENGTH                 Approximately 2-3 months, or as needed.

                                    Client agrees to provide Resources with 21 days notice of the termination of this Statement of Services. In lieu of such notice, Client agrees to pay Resources an amount equal to the average weekly invoice for 3 weeks.

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  ASSOCIATE ASSIGNED                                      Mr. Kevin Hainley
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  START DATE                                                         TBD
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  Retainer                          Given that this is the first engagement
                                    between Resources and Client, Resources
                                    requires Client to submit a $6,200.00
                                    retainer to Resources at least three
                                    business days prior to the start of the
                                    engagement. Fees will not be billed against the retainer. When the engagement has been completed, the retainer will be returned to Client, provided all outstanding invoices have been paid.


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  NON-SOLICITATION                  As more fully set forth in the original
                                    contract, Client will not hire any
                                    professionals provided hereunder prior to the later of (i) one year from the Effective Date, and (ii) six months after completion of such professional's project, without notifying Resources. If Client hires any such professional within such period Client agrees to pay Resources a penalty fee of 25% of such person's annualized salary or contracted fee. This will not prevent either party from hiring any person who responds to a general public hiring program conducted in the ordinary course of business or who approaches the other party on a wholly unsolicited basis.

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  BILLING RATE AND                  $ 155.00 per hour
  BILLING INSTRUCTIONS $ 232.50 for each hour in excess of 8 hours per day or 40 hours per week, and thereafter in accordance with California State Law.

                                    Travel Time: No
                                    Expenses billed to the client:
                                    [ ]all   [ ] none  [ ]other

                                    Expenses as follows (if necessary): Actual airfare, hotel accommodation and rental car/ or mileage allowance Meals and other incidentals not to exceed $75.00 per day

                                    The rates listed above are subject to
                                    review should the scope of the engagement change significantly, or should the engagement extend beyond one year from its commencement.

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 On behalf of Client:
--------------------------------------------------------------------------------
 Print Name:
 Title:
 Date:
--------------------------------------------------------------------------------
 On behalf of Resources:
--------------------------------------------------------------------------------
 Print Name: Joni Noel
 Title: Managing Director
 Date:
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